UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2003

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On April 20, 2001, we filed a registration statement on Form S-3, which registration statement was amended pursuant to pre-effective amendment no. 1 filed on May 24, 2001, pre-effective amendment no. 2 filed on July 23, 2001, post-effective amendment no. 1 filed on July 16, 2003, post-effective amendment no. 2 filed August 7, 2003 and post-effective amendment no. 3 filed August 22, 2003, registering up to an aggregate of $190,000,000 of our common stock, $100,000,000 of which was carried over from a registration statement on Form S-3 that we filed on July 19, 2000, and $85,000,000 of which was carried over from a registration statement on Form S-3 that we filed on January 4, 2001, pursuant to Rule 429 of the Securities Act of 1933, as amended. As an exhibit to the registration statement, we incorporated by reference the Common Stock Purchase Agreement, dated as of July 3, 2003, by and between Acqua Wellington North American Equities Fund, Ltd. and us, pursuant to which we may sell to Acqua Wellington, at a discount to the market price, up to $100,000,000 in shares or the number of shares which is one less than twenty percent (20.0%) of the issued and outstanding shares of our common stock as of July 3, 2003, whichever occurs first, over the 28-month term of the Common Stock Purchase Agreement.

On September 8, 2004, we sold an aggregate of 810,497 shares of our common stock to Acqua Wellington under the Agreement at an average price of $12.34 per share. The total purchase price for all of these shares was $10,000,000. We will receive net proceeds from the sale of these shares of approximately $9,970,000 after deducting our estimated offering expenses of approximately $30,000, including the placement agent fee of $20,000 paid to Reedland Capital Partners, an institutional division of Financial West Group, Member NASD/SIPC, in connection with this offering. The offering price of these shares was established with reference to the volume weighted average prices of our common stock on the Nasdaq National Market for the period beginning August 30, 2004 and ending September 3, 2004, net of a discount of 5.3% per share. In connection with this sale, we are filing, as Exhibit 5.1 hereto, an opinion of our counsel, Latham & Watkins LLP.

We intend to use the net proceeds from the sale of the shares for general corporate purposes, which may include funding research, development and product manufacturing, development of clinical trials, preparation and filing of new drug applications, product commercialization, increasing our working capital, reducing indebtedness, acquisitions or investments in businesses, products or technologies that are complementary to our own, and capital expenditures.

The foregoing description is qualified in its entirety by reference to the Common Stock Purchase Agreement, dated as of July 3, 2003, by and between Acqua Wellington and us, which is incorporated by reference into this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

5.1	Opinion of Latham & Watkins LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2004	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari
Vice President and General Counsel

Index to Exhibits

Exhibit Number	Description of Exhibit
5.1	Opinion of Latham & Watkins LLP.